Exhibit 99.1
For immediate release
April 16, 2008
INVESTOR CONTACT
Myrna Vance, 214.932.6646
myrna.vance@texascapitalbank.com
TEXAS CAPITAL BANCSHARES ANNOUNCES OPERATING RESULTS FOR Q1 2008
DALLAS — April 16, 2008 — Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced earnings and operating results for the first quarter of 2008.
•	EPS increased 3% for the quarter

•	Net income increased 6%

•	Loans held for investment grew 21%

•	Total deposits grew 2%
“We are pleased to begin 2008 with a good, solid first quarter,” said Jody Grant, Chairman and CEO. “In light of the current pressures in the economy, it is particularly gratifying to report the decline in our non-performing loans. We are focused on taking those steps necessary to position us to have another good year.”
FINANCIAL SUMMARY
(dollars and shares in thousands)

	Q1 2008	Q1 2007	% Change
QUARTERLY OPERATING RESULTS
Net Income(1)	$8,030	$7,586	6%
Diluted EPS(1)	$.30	$.29	3%
ROA(1)	.76%	.84%
ROE(1)	10.64%	12.12%
Diluted Shares	26,528	26,441

BALANCE SHEET
Total Assets(1)	$4,351,514	$3,807,232	14%
Demand Deposits	503,554	507,686	(1)%
Total Deposits	3,155,313	3,086,737	2%
Loans Held for Investment	3,493,631	2,885,963	21%
Total Loans(1)	3,733,491	3,094,037	21%
Stockholders’ Equity	312,016	263,616	18%

(1)	From continuing operations

DETAILED FINANCIALS
Texas Capital Bancshares, Inc. reported net income from continuing operations of $8.0 million for the first quarter of 2008 compared to $7.6 million for the first quarter of 2007. On a fully diluted basis, earnings per share from continuing operations were $.30 for the three months ended March 31, 2008, compared to $.29 for the same quarter last year. Results of discontinued operations were net loss of $148,000 and net income of $36,000 for the first quarter 2008 and 2007, respectively. The discussion below relates only to continuing operations.
Return on average equity was 10.64 percent and return on average assets was .76 percent for the first quarter of 2008, compared to 12.12 and .84 percent, respectively, for the first quarter of 2007.
Net interest income was $36.6 million for the first quarter of 2008, compared to $31.5 million for the first quarter of 2007. The increase was due to an increase in average earning assets of $646.3 million over levels reported in the first quarter of 2007. The increase in average earning assets included a $716.0 million increase in average loans held for investment and an increase of $15.3 million in average loans held for sale, offset by a decrease of $77.0 million in average securities. The net interest margin in the first quarter of 2008 was 3.65 percent, a 13 basis point decrease from the first quarter of 2007 and a 20 basis point decrease from the fourth quarter of 2007.
Average total deposits increased by $1.0 million from the first quarter of 2007 and decreased by $65.1 million from the fourth quarter of 2007. For the same periods, the average balance of demand deposits increased by 6.9 percent to $469.3 million from $439.1 million and decreased $15.9 million, or 3.3 percent, from the fourth quarter of 2007. Of the increase in average interest bearing liabilities, total borrowings grew due to combined effects of maturities of transaction-specific deposits and growth in loans during the first quarter of 2008.
Key measures of credit quality remained good. In the first quarter of 2008, net charge-offs were $2.6 million, compared to net recoveries of $386,000 in the first quarter of 2007 and net charge-offs of $2.5 million in the fourth quarter of 2007. Non-accrual loans were $13.6 million, or         .39 percent of loans at the end of the first quarter of 2008, compared to $8.8 million, or .31 percent of loans at the end of first quarter of 2007, and $21.4 million, or .62 percent of loans at the end of the fourth quarter of 2007. Loans 90 days past due and still accruing were $5.2 million at the end of the first quarter of 2008 compared to $4.8 million at the end of the first quarter of 2007. At March 31, 2008, the $5.2 million of past due loans included $1.3 million in premium finance loans. The Company recorded a $3.8 million provision for loan losses in the first quarter of 2008, compared to $1.2 million in the first quarter of 2007 and $9.3 million in the fourth quarter of 2007. The increase in the first quarter provision resulted in an increase in the reserve to .97 percent of loans held for investment as compared to .78 percent at March 31, 2007. In management’s opinion, the reserve is adequate and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio.
Non-interest income for the first quarter of 2008 increased $400,000, or 8 percent, to $5.7 million from $5.3 million in the first quarter of 2007. The increase is primarily related to a $224,000 increase in service charges on deposit accounts from $893,000 to $1.1 million. Trust fee income increased $139,000 due to continued growth of trust assets.

Non-interest expense for the first quarter of 2008 increased $2.2 million, or 9 percent, to $26.3 million from $24.1 million in the first quarter of 2007. The increase is primarily related to a $785,000 increase in salaries and employee benefits to $15.3 million from $14.6 million, which was primarily due to general business growth.
ABOUT TEXAS CAPITAL BANCSHARES, INC.
Texas Capital Bancshares, Inc. (NASDAQ: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston and San Antonio.
This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-K and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(Dollars in thousands except per share data)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2008	2007	2007	2007	2007

CONSOLIDATED STATEMENT OF OPERATIONS
Interest income	$66,809	$74,018	$76,140	$72,118	$67,016
Interest expense	30,210	36,487	39,609	37,948	35,496

Net interest income	36,599	37,531	36,531	34,170	31,520
Provision for loan losses	3,750	9,300	2,000	1,500	1,200

Net interest income after provision for loan losses	32,849	28,231	34,531	32,670	30,320
Non-interest income	5,683	4,880	4,875	5,589	5,283
Non-interest expense	26,277	23,206	25,894	25,411	24,095

Income from continuing operations before income taxes	12,255	9,905	13,512	12,848	11,508
Income tax expense	4,225	3,367	4,668	4,463	3,922

Net income from continuing operations	8,030	6,538	8,844	8,385	7,586
Income (loss) from discontinued operations (after-tax)	(148)	(1,185)	(602)	(180)	36

Net income	$7,882	$5,353	$8,242	$8,205	$7,622

Diluted EPS from continuing operations	$.30	$.24	$.33	$.31	$.29
Diluted EPS	$.30	$.20	$.31	$.31	$.29

Diluted shares	26,527,904	26,790,685	26,766,788	26,711,437	26,440,556

CONSOLIDATED BALANCE SHEET DATA(1)
Total assets	$4,351,514	$4,286,718	$4,077,290	$3,943,518	$3,807,232
Loans held for investment	3,493,631	3,462,608	3,296,039	3,091,657	2,885,963
Loans held for sale	239,860	174,166	118,221	176,022	208,074
Securities	425,513	440,119	461,064	470,946	498,372
Demand deposits	503,554	529,334	471,109	495,010	507,686
Total deposits	3,155,313	3,066,377	3,295,707	3,112,560	3,086,737
Other borrowings	751,482	783,851	358,510	421,668	331,118
Long-term debt	113,406	113,406	113,406	113,406	113,406
Stockholders’ equity	312,016	295,138	284,209	270,097	263,616

End of period shares	26,631,763	26,389,548	26,243,149	26,189,562	26,101,994
Book value (excluding securities gains/losses)	$11.55	$11.22	$11.00	$10.64	$10.27
Tangible book value	$11.42	$10.89	$10.53	$10.01	$9.79

SELECTED FINANCIAL RATIOS
From continuing operations
Net interest margin	3.65%	3.85%	3.85%	3.81%	3.78%
Return on average assets	.76%	.63%	.88%	.88%	.84%
Return on average equity	10.64%	8.88%	12.73%	12.59%	12.12%
Non-interest income to earning assets	.56%	.50%	.51%	.62%	.63%
Efficiency ratio	62.1%	54.7%	62.5%	63.9%	65.5%
Non-interest expense to earning assets	2.61%	2.37%	2.71%	2.82%	2.87%
From consolidated
Net interest margin	3.65%	3.85%	3.85%	3.82%	3.77%
Return on average assets	.74%	.52%	.82%	.86%	.84%
Return on average equity	10.45%	7.27%	11.86%	12.32%	12.18%

Tier 1 capital ratio	9.7%	9.4%	9.6%	9.8%	9.8%
Total capital ratio	10.8%	10.6%	10.7%	10.9%	11.1%
Tier 1 leverage ratio	9.4%	9.4%	9.4%	9.4%	9.5%

(1)	From continuing operations

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

	March 31,	March 31,	%
	2008	2007	Change

Assets
Cash and due from banks	$78,975	$106,653	(26)%
Federal funds sold	—	20	100%
Securities, available-for-sale	425,513	498,372	(15)%
Loans held for sale	239,860	208,074	15%
Loans held for sale from discontinued operations	730	12,525	(94)%
Loans held for investment (net of unearned income)	3,493,631	2,885,963	21%
Less: Allowance for loan losses	34,021	22,589	51%

Loans held for investment, net	3,459,610	2,863,374	21%
Premises and equipment, net	29,526	34,350	(14)%
Accrued interest receivable and other assets	110,220	88,416	25%
Goodwill and intangibles, net	7,810	7,973	(2)%

Total assets	$4,352,244	$3,819,757	14%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$503,554	$507,686	(1)%
Interest bearing	1,718,339	1,621,299	6%
Interest bearing in foreign branches	933,420	957,752	(3)%

Total deposits	3,155,313	3,086,737	2%

Accrued interest payable	5,742	7,895	(27)%
Other liabilities	14,285	16,985	(16)%
Federal funds purchased	312,212	288,640	8%
Repurchase agreements	8,964	42,478	(79)%
Other borrowings	430,306	—	100%
Trust preferred subordinated debentures	113,406	113,406	N/M

Total liabilities	4,040,228	3,556,141	14%

Stockholders’ equity:
Common stock, $.01 par value:
Authorized shares — 100,000,000
Issued shares — 26,631,763 and 26,101,994 at March 31, 2008 and 2007, respectively	266	261
Additional paid-in capital	193,917	184,038
Retained earnings	113,467	83,785
Treasury stock (shares at cost: 84,691 and 84,691 at March 31, 2008 and 2007, respectively)	(581)	(581)
Deferred compensation	573	573
Accumulated other comprehensive income (loss)	4,374	(4,460)

Total stockholders’ equity	312,016	263,616	18%

Total liabilities and stockholders’ equity	$4,352,244	$3,819,757	14%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands except per share data)

	Three Months Ended
	March 31
	2008	2007

Interest income
Interest and fees on loans	$61,897	$61,174
Securities	4,860	5,822
Federal funds sold	40	5
Deposits in other banks	12	15

Total interest income	66,809	67,016
Interest expense
Deposits	21,724	30,890
Federal funds purchased	2,950	2,153
Repurchase agreements	322	394
Other borrowings	3,327	12
Trust preferred subordinated debentures	1,887	2,047

Total interest expense	30,210	35,496

Net interest income	36,599	31,520
Provision for loan losses	3,750	1,200

Net interest income after provision for loan losses	32,849	30,320
Non-interest income
Service charges on deposit accounts	1,117	893
Trust fee income	1,216	1,077
Bank owned life insurance (BOLI) income	311	298
Brokered loan fees	473	479
Equipment rental income	1,516	1,459
Other	1,050	1,077

Total non-interest income	5,683	5,283
Non-interest expense
Salaries and employee benefits	15,342	14,557
Net occupancy expense	2,365	2,020
Leased equipment depreciation	1,193	1,207
Marketing	677	757
Legal and professional	2,016	1,661
Communications and data processing	854	832
Other	3,830	3,061

Total non-interest expense	26,277	24,095

Income from continuing operations before income taxes	12,255	11,508
Income tax expense	4,225	3,922

Income from continuing operations	8,030	7,586
Income (loss) from discontinued operations (after-tax)	(148)	36

Net income	$7,882	$7,622

Basic earnings per share:
Income from continuing operations	$.30	$.29
Net income	$.30	$.29

Diluted earnings per share:
Income from continuing operations	$.30	$.29
Net income	$.30	$.29

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2008	2007	2007	2007	2007

Beginning balance	$32,821	$26,003	$24,062	$22,589	$21,003
Loans charged-off:
Commercial	3,086	2,189	100	93	146
Real estate — construction	—	313	—	—	—
Real estate — permanent	5	—	—	—	—
Consumer	—	—	45	3	—
Leases	29	13	10	58	—

Total	3,120	2,515	155	154	146
Recoveries:
Commercial	524	17	72	49	504
Consumer	—	1	1	—	13
Leases	46	15	23	78	15

Total recoveries	570	33	96	127	532

Net charge-offs (recoveries)	2,550	2,482	59	27	(386)
Provision for loan losses	3,750	9,300	2,000	1,500	1,200

Ending balance	$34,021	$32,821	$26,003	$24,062	$22,589

Reserve to loans held for investment (2)	.97%	.95%	.79%	.78%	.78%
Reserve to average loans held for investment (2)	.98%	.98%	.81%	.81%	.82%
Net charge-offs (recoveries) to average loans (1)(2)	.29%	.30%	.01%	.00%	(.06)%
Net charge-offs (recoveries) to average loans for last twelve months(1) (2)	.16%	.07%	.02%	.00%	.06%
Provision for loan losses to average loans (1)(2)	.43%	1.11%	.25%	.20%	.18%

Non-performing loans:
Loans past due 90 days and still accruing (3)(4)	$5,199	$4,147	$4,356	$1,860	$4,828
Non-accrual (4)	13,564	21,385	8,690	8,718	8,843

Total	$18,763	$25,532	$13,046	$10,578	$13,671

Other real estate owned	$3,126	$2,671	$501	$89	$89

Reserve to non-performing loans	1.8x	1.3x	2.0x	2.3x	1.7x
Reserve to non-accrual loans	2.5x	1.5x	3.0x	2.8x	2.6x
Reserve to non-performing assets	1.6x	1.2x	1.9x	2.3x	1.6x
Non-accrual loans to loans (2)	.39%	.62%	.26%	.28%	.31%
Loans past due 90 days to loans (2)	.15%	.12%	.13%	.06%	.17%
Non-performing loans to loans (2)	.54%	.74%	.40%	.34%	.47%

(1)	Interim period ratios are annualized.

(2)	Excludes loans held for sale.

(3)	At March 31, 2008, loans past due 90 days and still accruing includes premium finance loans of $1.3 million. These loans are primarily secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take 180 days or longer from the cancellation date.

(4)	Non-performing assets include $4.8 million of mortgage warehouse loans.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(Dollars in thousands)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2008	2007	2007	2007	2007

Interest income
Interest and fees on loans	$61,897	$68,752	$70,719	$66,526	$61,174
Securities	4,860	5,191	5,395	5,567	5,822
Federal funds sold	40	65	12	10	5
Deposits in other banks	12	10	14	15	15

Total interest income	66,809	74,018	76,140	72,118	67,016
Interest expense
Deposits	21,724	27,934	32,690	29,731	30,890
Federal funds purchased	2,950	3,580	3,554	3,767	2,153
Repurchase agreements	322	76	175	270	394
Other borrowings	3,327	2,838	1,102	2,117	12
Trust preferred subordinated debentures	1,887	2,059	2,088	2,063	2,047

Total interest expense	30,210	36,487	39,609	37,948	35,496

Net interest income	36,599	37,531	36,531	34,170	31,520
Provision for loan losses	3,750	9,300	2,000	1,500	1,200

Net interest income after provision for loan losses	32,849	28,231	34,531	32,670	30,320
Non-interest income
Service charges on deposit accounts	1,117	1,156	1,089	953	893
Trust fee income	1,216	1,238	1,182	1,194	1,077
Bank owned life insurance (BOLI) income	311	311	288	301	298
Brokered loan fees	473	365	452	574	479
Equipment rental income	1,516	1,605	1,581	1,493	1,459
Other	1,050	205	283	1,074	1,077

Total non-interest income	5,683	4,880	4,875	5,589	5,283
Non-interest expense
Salaries and employee benefits	15,342	12,035	15,254	14,762	14,557
Net occupancy expense	2,365	2,161	2,194	2,055	2,020
Leased equipment depreciation	1,193	1,236	1,311	1,204	1,207
Marketing	677	850	669	728	757
Legal and professional	2,016	2,043	1,799	1,742	1,661
Communications and data processing	854	838	849	838	832
Other	3,830	4,043	3,818	4,082	3,061

Total non-interest expense	26,277	23,206	25,894	25,411	24,095

Income from continuing operations before income taxes	12,255	9,905	13,512	12,848	11,508
Income tax expense	4,225	3,367	4,668	4,463	3,922

Income from continuing operations (after-tax)	8,030	6,538	8,844	8,385	7,586
Income (loss) from discontinued operations (after-tax)	(148)	(1,185)	(602)	(180)	36

Net income	$7,882	$5,353	$8,242	$8,205	$7,622

TEXAS CAPITAL BANCSHARES, INC.
QUARTERLY FINANCIAL SUMMARY — UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
Continuing Operations
(Dollars in thousands)

	1st Quarter 2008			4th Quarter 2007			3rd Quarter 2007			2nd Quarter 2007			1st Quarter 2007
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate

Assets
Securities — Taxable	$380,257	$4,424	4.68%	$402,240	$4,755	4.69%	$416,092	$4,959	4.73%	$435,543	$5,134	4.73%	$456,809	$5,388	4.78%
Securities — Non-taxable(2)	48,144	671	5.61%	48,158	671	5.53%	48,173	671	5.53%	48,291	666	5.53%	48,549	668	5.58%
Federal funds sold	4,714	40	3.41%	5,495	65	4.69%	885	12	5.38%	768	10	5.22%	418	5	4.85%
Deposits in other banks	1,251	12	3.86%	1,121	10	3.54%	1,217	14	4.56%	1,264	15	4.76%	1,097	15	5.55%
Loans held for sale	171,672	2,610	6.11%	122,205	1,872	6.08%	150,031	2,618	6.92%	191,979	3,440	7.19%	156,400	2,791	7.24%
Loans held for investment	3,483,840	59,287	6.84%	3,337,968	66,880	7.95%	3,195,480	68,101	8.46%	2,964,863	63,086	8.53%	2,767,834	58,383	8.55%
Less reserve for loan losses	33,519	—	—	25,958	—	—	24,065	—	—	22,633	—	—	21,001	—	—

Loans, net of reserve	3,621,993	61,897	6.87%	3,434,215	68,752	7.94%	3,321,446	70,719	8.45%	3,134,209	66,526	8.51%	2,903,233	61,174	8.55%

Total earning assets	4,056,359	67,044	6.65%	3,891,229	74,253	7.57%	3,787,813	76,375	8.00%	3,620,075	72,351	8.02%	3,410,106	67,250	8.00%
Cash and other assets	207,595			215,853			204,859			221,586			241,822

Total assets	$4,263,954			$4,107,082			$3,992,672			$3,841,661			$3,651,928

Liabilities and Stockholders’ Equity
Transaction deposits	$108,349	$145	0.54%	$97,798	$166	0.67%	$95,870	$239	0.99%	$93,488	$236	1.01%	$105,592	$282	1.08%
Savings deposits	790,185	5,118	2.61%	859,914	8,127	3.75%	848,760	9,393	4.39%	794,668	8,792	4.44%	821,526	9,175	4.53%
Time deposits	727,494	7,875	4.35%	624,509	7,734	4.91%	760,511	9,877	5.15%	655,440	8,416	5.15%	769,485	9,756	5.14%
Deposits in foreign branches	956,603	8,586	3.61%	1,049,645	11,907	4.50%	1,037,813	13,181	5.04%	966,686	12,287	5.10%	915,229	11,677	5.17%

Total interest bearing deposits	2,582,631	21,724	3.38%	2,631,866	27,934	4.21%	2,742,954	32,690	4.73%	2,510,282	29,731	4.75%	2,611,832	30,890	4.80%
Other borrowings	773,149	6,599	3.43%	560,523	6,494	4.60%	368,824	4,831	5.20%	469,999	6,154	5.25%	207,303	2,559	5.01%
Trust preferred subordinated debentures	113,406	1,887	6.69%	113,406	2,059	7.20%	113,406	2,088	7.30%	113,406	2,063	7.30%	113,406	2,047	7.32%

Total interest bearing liabilities	3,469,186	30,210	3.50%	3,305,795	36,487	4.38%	3,225,184	39,609	4.87%	3,093,687	37,948	4.92%	2,932,541	35,496	4.91%
Demand deposits	469,299			485,211			469,610			458,096			439,071
Other liabilities	22,071			23,999			22,173			22,650			26,494
Stockholders’ equity	303,398			292,076			275,705			267,228			253,822

Total liabilities and stockholders’ equity	$4,263,954			$4,107,082			$3,992,672			$3,841,661			$3,651,928

Net interest income		$36,834			$37,766			$36,766			$34,403			$31,754
Net interest margin			3.65%			3.85%			3.85%			3.81%			3.78%

(1)	The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.

(2)	Taxable equivalent rates used where applicable.

Additional information from discontinued operations:
Loans held for sale	$731			$861			$1,259			$4,155			$12,068
Borrowed funds	731			861			1,259			4,155			12,068
Net interest income		$13			$14			$5			$115			$46
Net interest margin — consolidated			3.65%			3.85%			3.85%			3.82%			3.77%